UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 9, 2008
CELEBRATE EXPRESS, INC.
(Exact name of Registrant as specified in its charter)

Washington	000-50973	91-1644428

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
11232 — 120th Avenue NE
Kirkland, Washington 98033
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (425) 250-1061

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On April 9, 2008, Celebrate Express, Inc. (the “Company”) announced that it has been approached by third parties expressing an interest in a possible merger or acquisition involving the Company, and that the Company has engaged Cowen and Company, LLC as financial advisor to the Company in connection with these discussions.
The Company separately announced that it had cancelled the quarterly conference call and webcast previously scheduled for April 9, 2008. The Company advised that it expects to file its Quarterly Report on Form 10-Q for the quarter ended February 29, 2008 on or before April 14, 2008.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description

99.1	Press Release, dated April 9, 2008

99.2	Press Release, dated April 9, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2008	CELEBRATE EXPRESS, INC.
	By:	/s/ Kristopher S. Galvin
Kristopher S. Galvin
Chief Financial Officer